UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Invest in a fund whose
objective has stood the
test of time.

Special feature page 8

ICA The Investment Company of America® Annual report for the year ended December 31, 2013

ICA seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.62%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

8	Still relevant after 80 years of delivering superior, long-term results for investors.

Contents

1	Letter to investors
4	The value of a long-term perspective
14	Summary investment portfolio
18	Financial statements
35	Board of trustees and other officers

Fellow investors:

The Investment Company of America gained 32.42% for the 12-month period ended December 31, 2013, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, returned 32.37% during the same time period.

For the 20 years ended December 31, 2013, ICA posted an average annual total return of 9.6% with distributions reinvested, compared with 9.2% by the S&P 500. Over its 80-year history, ICA had an average annual total return of 12.2% with distributions reinvested, compared with 10.9% by the S&P 500.

Steady economic progress with continuing monetary stimulus

The U.S. stock market recorded strong gains for the year, bringing the major indexes to record highs. The S&P 500 experienced its best calendar year since 1997 and the Dow Jones Industrial Average its biggest annual gain since 1995. It was a broadly positive year as all 10 S&P 500 sectors gained ground.

The U.S. economy continues to recover from the Great Recession of 2007–2009, and while it’s been a slow and fitful recovery, and not as robust as many investors had hoped, this is not unexpected given the extent our financial system was put at risk.

One factor in the stock market’s ascent has been steady corporate earnings growth. And prospects for growth remain good because many U.S. companies have competitive cost structures and strong balance sheets. The manufacturing sector continued to expand at a healthy pace, and the housing sector has finally gained momentum.

Another factor is improving investor confidence that we are likely past the worst of recent problems in the U.S. and abroad, which has led to higher price/ earnings (P/E) multiples. Here in the U.S., investors consider the continuing stimulus from the Federal Reserve and low interest rates to have reduced some of the risks. While the Fed is gradually winding down its quantitative easing program, that won’t create a problem for the stock market if there is naturally accompanying economic progress. In January 2014, the Fed reduced its monthly asset purchases from $85 billion to $75 billion; yet, it reaffirmed its commitment to keeping interest rates low even after the stimulus program winds down. All in all, the U.S. is getting back to a more “normal” situation.

The Investment Company of America	1

Reflecting ICA’s commitment to growth and income, eight of the fund’s top-10 holdings pay a quarterly dividend.

2013 results at a glance

Year ended December 31, 2013 (with all distributions reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*

Income return	2.10%	2.48%
Capital return	30.32	29.89
Total return	32.42%	32.37%

*The S&P 500 is unmanaged and, therefore, has no expenses.

Dividends and capital gain distribution paid in 2013

	Per share	Payment date

Income dividends	$0.13	March 13
	0.14	June 13
	0.14	September 13
	0.22	December 23
	$0.63

Capital gain distribution	$2.51	December 23

Expense ratios and portfolio turnover rates1

Year ended December 31, 2013

	Expense ratio	Portfolio turnover rate

ICA	0.61%	24%
Industry average[2]	1.14%	45%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2014 (unaudited). The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, excluding funds of funds, for the most recent fiscal year-ends available as of 12/31/13).

Elsewhere in the world, many countries in the euro zone remain weak, but we seem to be past the most catastrophic scenarios investors formerly pondered. Growth in China resumed, and monetary policy shifts in Japan lifted its stock market for the year.

ICA’s portfolio in review

During the 12 months, several industry sectors were key contributors to solid fund returns. Notable among them was health care, highlighted by the fund’s largest holding, Gilead Sciences, a biotechnology firm, which advanced 104.6%. This gain was primarily due to the strength of Gilead’s current and future product pipeline. The fund’s second-largest holding, Amgen, was up 32.3%.

Information technology also aided returns in absolute terms, exemplified by Microsoft, which increased 40.0%, and fifth-largest holding Google, which rose 58.0%. Google rose based primarily on the strength of its core internet search business. Fourth-largest holding Oracle was a laggard and gained 14.8%.

Holdings of utilities companies and assets held in cash held back some of the fund’s gains.

2	The Investment Company of America

Other top-10 holdings included Philip Morris International (+4.2%), Verizon (+13.6%), General Dynamics (+37.9%), Dow Chemical (+37.4%) and Altria (+22.2%).

Reflecting ICA’s commitment to growth and income, eight of the fund’s top-10 holdings pay a quarterly dividend.

A look ahead

The U.S. recovery is plodding along, albeit slowly. Unemployment remains stubbornly high, but the U.S. is better off than most parts of the world. The combination of labor, health care and tax policies has created some uncertainty among businesses, so there’s been less investment in capital spending and employment, which has helped slow the recovery. Nonetheless, the recovery is happening. One major plus has been the surge in corporate profits. However, with corporate profit margins at record levels, it may be challenging for them to go higher.

As our economy recovers, it would be appropriate for the Fed to reduce its influence on the market and let interest rates normalize. As the Fed withdraws its support, it may have a short-term negative impact on the market, but it should prove healthier in the long term. Bond market returns are more at risk in this scenario than the stock market.

Of course there could still be disruptive events. The true risks to the stock market are always occurrences that investors are not expecting. We could see reversals of recent positive developments around the globe, whether in Europe, China, Japan or emerging markets. With our extensive global research, we will be diligent in looking for these risks as well as opportunities.

While the stock market’s gains in 2013 were broad-based and significant, there are always going to be stocks of companies that are attractively priced relative to their long-term prospects. Identifying individual companies whose potential is not yet reflected in its stock price is the essence of our time-tested investment strategy. We will continue to conduct fundamental research — with a long-term horizon and with an eye toward valuation and risk — in order to help our investors meet their financial goals.

This marks the 80th year of ICA. Read about our history and commitment to growth-and-income investing on page 8. We remain optimistic about continuing to identify solid companies at good valuations that we believe will prosper in the long run. We thank you for your confidence in our philosophy.

Cordially,

James B. Lovelace
Vice Chairman

Donald D. O’Neal
President

February 6, 2014

For current information about the fund, visit americanfunds.com.

The Investment Company of America	3

The value of a long-term perspective (1934–2013)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and, therefore, has no expenses.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends of $23,807,392 and capital gain distributions of $39,297,587 reinvested in the years 1936 to 2013.
[4]	Includes reinvested capital gain distributions of $5,001,630, but does not reflect income dividends of $3,018,297 taken in cash.
[5]	Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

4	The Investment Company of America

5	The Investment Company of America

The Investment Company of America	6

The Investment Company of America	7

Still relevant after 80 years of
delivering superior, long-term
results for investors.

8	The Investment Company of America

The formation of ICA

The investment objective of The Investment Company of America was developed from the personal investing tenets of its founder, Jonathan Bell Lovelace (JBL). From the beginning, JBL believed in searching for values that others had overlooked. He concluded that skilled management was integral to a company’s success, he researched the actual worth of an organization and he endeavored to buy securities at reasonable prices relative to prospects. The goal was to buy the securities of companies that have sustainable growth potential and hold them for the long term.

However, to fully understand the early days of ICA, one must understand the investing landscape in the 1930s when the fund was reorganized under the new management of Capital Research and Management. The U.S. stock market from October 1929 until mid-1932 could be described as devastated. On September 3, 1929, the Dow Jones hit its peak of 381.17. In less than three years, the index had lost 89%* of its value to close at 41.22 on July 8, 1932. To give some perspective, on October 9, 2007, the Dow closed at a peak of 14,164.53 before dropping to a closing low of 6,547.05 on March 9, 2009 — a loss of 54%* in 17 months. However, while the selloff in the stock market that began the Great Recession was undoubtedly severe, in terms of scale, the 1929–1932 collapse would have meant a Dow plummet from 14,164.53 to 1,531.77.

The underlying economic conditions for the stock market at the advent of ICA were grim: The U.S. was mired in the depths of the Great Depression; 12 million people — one out of seven adults — were out of work; nearly 9,000 banks had closed and many factories had shut down. Confidence in the nation’s future was in short supply, and buying any kind of stock was considered foolish by many, since a great number of companies had zero earnings.

It was not the time to be philosophical. As JBL recalled, “It was a time of deep pessimism. People were putting their money into U.S. postal savings accounts or paying off their debts. There was very little capital available and many stocks were selling at extremely depressed prices.”

In the years that followed, risk would eventually wane and confidence and opportunity would grow. Out of the ashes, the U.S. economy revived. And ICA was there to help investors participate in that long term growth.

ICA continues to invest in “household names” — companies that represent the technology at our home and work, the medicines in our bathrooms, our automobiles and the fuel that powers them. Ownership of ICA shares was and is an opportunity to participate in the growth of the U.S. (and the world) economy and marketplace. With U.S. gross domestic product growing exponentially from $780 billion in 1933 to $15.8 trillion in 2013, this has undoubtedly happened.

What’s changed, and what hasn’t

“I don’t think very much has changed at ICA at all,” says portfolio manager Don O’Neal, whose tenure at ICA spans 26 years. “That’s actually the good news — that it’s the same story over and over. It’s based on the fundamentals of investing, which haven’t really changed. The conditions of the investing world have changed a little around us, but the fundamentals of how to invest well haven’t. So that’s important, and that’s one of the things that’s wonderful about ICA.”

“The dynamic sectors have changed; the changing face of technology, for example,” says portfolio manager Jim Lovelace, who has been with the fund since 1989. “But the most remarkable thing is that the investment philosophy really hasn’t changed: A U.S.-focused portfolio with an international flexibility has really been the story since the 1950s.”

As innovation has transformed every industry in the economy, ICA has invested in those innovators. Intelligent investing requires painstakingly thorough research, and the fund has achieved successful outcomes because of such stock-by-stock fundamental research. “It always starts with the research,” says Don. “We do our own fundamental research, we do it on a global basis and we do it in a way that is quite different. One of the things that differentiates us is a long-term orientation. A lot of others’ research looks at what’s going to happen at the next quarter or, at

“I have always believed that, over the long term, owners fare better than lenders, and that a carefully selected portfolio of securities — representing ownership in this country’s industries and merchandising and financial institutions — is one of the best long-term investments anyone can make.”

Jonathan Bell Lovelace, ICA’s founder

*Cumulative and price only (no distributions included).

The Investment Company of America	9

most, the next year. When we do research, we look out three or four years. That’s an approach to research that gives us a competitive advantage.”

This can be quantified by looking at the turnover in ICA’s portfolio. For the period ended December 31, 2013, the fund’s turnover was 24%, about one-half the industry average of 45%.† “That’s a shocking difference that demonstrates how the way we invest is very different from most of our peers,” says Don.

Much of the rest of the investing world seems to have become more focused on the short term. “There’s this sense that if there’s data available, you should invest based on it without regard for whether it’s noise or signal,” explains Don. “In stark contrast, our approach has remained long term, which is a nice differentiator and an advantage in the long run.”

The extent and integration of Capital Group’s global research has evolved over time. At the advent of ICA, there were investment analysts in Detroit, New York and Los Angeles — a few people trying to do all the research. Today, Capital Group has a team of 183 analysts spread all over the world. The scale and scope of our research has grown a lot over the years, and we continue to invest in more analysts.

“There’s also a high degree of integration of our research,” says Don. “A lot of other firms say they do global research, but they don’t integrate it to the degree that we do. If we have a discussion about the cell phone industry, we have our people around the world who touch that industry talking to each other. Others might have researchers in, say, New York and London who work independently of each other and don’t really talk. Our integration is another source of competitive advantage in the long run.”

The Capital SystemSM

“One really crucial, monumental change was the advent of the multiple manager system in 1958,” says Jim. Originally branded the Multiple Portfolio Counselor System,® The Capital System has contributed significantly to sustaining the fund’s approach in a variety of stock market conditions. Up until early 1958, ICA was either managed by a committee or by one primary individual. With the impending retirement of some senior officers, the hope was that by trying something new — dividing the portfolio into four parts, each to be managed separately — different views could be represented in the portfolio at the same time a smooth transition to the next generation of management could be ensured.

Total return for ICA and the S&P 500 since creation of The Capital System

April 1, 1958, to December 31, 2013

Average annual total return:
ICA	11.65%
S&P 500	10.41%

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

†Lipper Growth & Income Funds Average as of 12/31/13.

10	The Investment Company of America

“It’s been a very important foundation for ICA’s good results,” says Don. “The fund has provided good results with low volatility and great diversification because each of its portfolio managers gets to focus on what they do best and pursue their highest convictions; yet the entire fund enjoys wonderful diversification because each of the independent components is mixed together.”

Having multiple managers has proven to offer many benefits beyond continuity and diversification. The Capital System also led to the creation of the research portfolio — another innovation that contributes further to the multiplicity of views and the continuity of approach. In 1965, ICA’s analysts, whose research and recommendations support the managers, began to manage a portion of the fund directly. Thus, they could demonstrate their own convictions in their area of specialization by putting investment money into companies in which they had the most confidence.

The system is built in alignment with client interests, which is further reinforced by an investment professional compensation structure that is heavily influenced by results over four- and eight-year periods. We believe that the objectives of investors are more likely to be met by experienced professionals with diverse perspectives, who have the ability to act on their highest convictions, and are supported by a global research network. That approach has served investors well.

“Part of the reason we have that integration is the collaborative culture here,” says Don. “Our culture gives us yet another competitive advantage because, in an information-intense industry, it enables our investment professionals to readily swap information with each other.”

The active advantage of ICA

Index funds are mutual funds that are based on an index and mirror its results. Index fund managers only need to maintain the appropriate portfolio weightings to match the index results — a technique known as passive management. Through the decades — and many challenging environments — ICA’s active management has provided clear advantages over index investing.

The often-cited claim of “the average active manager can’t beat the index” has been repeated so many times it almost seems like the truth. Actually, it does contain a measure of truth: On average, active managers beat their benchmarks only about half the time in rolling three-year, five-year and 10-year periods. However, not all active managers are average. Some investment managers, ICA’s among them, have distinguished themselves with a proven track record of consistently outpacing broad market returns.

ICA’s returns have exceeded the S&P 500 in 66% of five-year periods, 68% of 10-year periods, 75% of 20-year periods and 98% of 30-year periods. (See the chart below.) We believe the returns make a strong case for a process that is able to add real value for investors, and do so consistently decade after decade.

The active management of ICA has added a lot of value over time versus an index fund and can offer investors the potential for greater returns. In a world of underfunded pension plans and households at risk of running out of retirement income, it is crucial to select an investment manager with a proven track record of consistently outpacing the broad market. The right decision can transform long-term investment outcomes, and mean the difference between success and shortfall.

The continuing power of the dividend

“Investing with a view to both growth and income generally allows you to fully

The Investment Company of America’s active advantage

Rolling monthly periods ended 12/31/13

The Investment Company of America	11

participate in equity returns but the income focus takes the edge off of volatility,” explains Jim. “It usually means you can participate in the economic growth of the bull markets and get more protection in the down markets. You’re in the slipstream, a one-step-behind-the-leader approach in strong markets. But when times are tough, you shouldn’t get hit as hard.”

The objective of ICA is capital appreciation and income, with more attention paid to dividends in the future than current income. The focus on companies that increase their dividends in the future goes back to ICA’s earliest days. This sentence is in ICA’s original prospectus: “In the selection of securities, the possibilities for appreciation and potential dividends are given more weight than current dividend yield.”

“The spirit of that statement was how JBL managed ICA and how it’s been managed since,” says Jim. “It is basically what we do.”

“The Investment Company of America always has been a confluence of our efforts both for growth and for income,” says Jim. “There are many investors who don’t care much about dividends, instead focusing only on the overall total return prospects of an investment, typically over a short-term time span. True, the contribution of dividends in the near term is easily overshadowed by price change volatility. But the real power of dividends comes from their accumulation over time, and this is especially so for investments where the dividend is growing.”

Identifying those companies capable of not only paying a dividend regularly but also growing their dividend is a challenging task. It takes rigorous analysis and a bottom-up approach to each investment.

The enduring legacy of ICA

There have been many challenges for the U.S. stock market and for The Investment Company of America over the past eight decades — The Great Depression, the 13 recessions since, the oil shocks and bear markets of the 1970s, the Great Recession — but the fund’s investment principles endure.

Over this time, we have felt a deep sense of pride in the knowledge that we have helped people to educate their children, provide for their retirement and protect themselves against inflation. As we look back on 80 years, we thank all of the fund’s investors for their belief and trust in our long-term philosophy. ■

ICA’s INAUGURAL ANNUAL REPORT

ICA’s first annual report was a product of its time: formal and austere, a brief letter to shareholders followed by a portfolio of investments. Leafing through that portfolio calls up visions of another era. American Gas & Electric; Pennsylvania Railroad; Ingersoll Rand; National Steel; International Harvester; Union Carbide. The names paint a picture of an economy built on muscle and centered around heavy industries. They reflect a time when most workers were involved in the production of durable goods — when progress could be measured by the dark cloud of a smokestack, the heat of a blast furnace or the hum of a textile mill.

20th anniversary December 31, 1953

Top-10 holdings
General Electric Company	2.29%
Goodrich (B.F.) Company	2.01
Westinghouse Electric Corp.	1.90
International Paper Company	1.85
United Aircraft Corp.	1.58
American Automobile Ins. Co.	1.42
Carrier Corporation	1.39
Aluminum Company of America (ALCOA)	1.34
Texas Gulf Producing Co.	1.31
Sperry Corporation	1.30

Top-3 sectors
Oil	11.68%
Utilities	9.18
Banking, finance and insurance	7.75

Number of shareholders: 10,000

12	The Investment Company of America

“Ultimately, the story of ICA is one of the small advantages that have been magnified by time into large ones. It is not a story of periodically spectacular gains followed by large losses; or of dramatically doing better than the market in either up or down markets. It is a story, instead, of the cumulative effect that seemingly small incremental gains can have over the long run.”

Jon B. Lovelace (pictured), William C. Newton,
“Concluding Comments” from the 1994 ICA annual report

40th anniversary December 31, 1973

Top-10 holdings
Philip Morris	4.90%
Atlantic Richfield	4.11
Exxon	3.38
Connecticut General Insurance	3.07
Federal National Mortgage Association	2.71
RCA	2.58
Standard Oil of California	2.33
Texaco	2.04
AT&T	1.93
Sperry Rand	1.67

Top-3 sectors
Energy	16.49%
Consumer non-durable goods	10.03
Materials	9.69

Number of shareholders: 137,000

60th anniversary December 31, 1993

Top-10 holdings
Federal National Mortgage	2.33%
Royal Dutch Petroleum	2.22
Time Warner	2.11
Philip Morris	1.91
Tele-Communications	1.59
MCI Communications	1.48
BankAmerica	1.46
Caterpillar	1.43
AT&T	1.38
IBM	1.38

Top-3 sectors
Services	21.66%
Finance	13.89
Capital equipment	11.30

Number of shareholders: 1,147,000

80th anniversary December 31, 2013

Top-10 holdings
Gilead Sciences	3.39%
Amgen	3.03
Philip Morris International	2.84
Oracle	2.64
Google	2.31
General Dynamics	2.05
Verizon	1.93
Dow Chemical	1.91
AbbVie	1.90
Altria	1.86

Top-3 sectors
Information technology	16.80%
Health care	15.01
Consumer discretionary	11.03

Number of shareholders: 3,221,000

The Investment Company of America	13

Summary investment portfolio December 31, 2013

Industry sector diversification	Percent of net assets

Common stocks 95.11%	Shares	Value (000)	Percent of net assets
Energy 10.21%
Baker Hughes Inc.	9,950,000	$549,837	.79%
BP PLC	130,818,747	1,057,259
BP PLC (ADR)	620,500	30,163	1.55
ConocoPhillips	12,925,000	913,151	1.31
EOG Resources, Inc.	2,872,200	482,070	.69
Royal Dutch Shell PLC, Class A (ADR)	7,478,700	533,007
Royal Dutch Shell PLC, Class B	10,000,000	377,557	1.30
Schlumberger Ltd.	9,662,999	870,733	1.25
Other securities		2,323,686	3.32
		7,137,463	10.21

Materials 3.98%
Dow Chemical Co.	30,075,000	1,335,330	1.91
Praxair, Inc.	4,151,500	539,820	.77
Other securities		904,612	1.30
		2,779,762	3.98

Industrials 10.95%
CSX Corp.	28,881,620	830,924	1.19
General Dynamics Corp.	15,027,800	1,435,906	2.05
General Electric Co.	21,875,000	613,156	.88
Illinois Tool Works Inc.	6,400,000	538,112	.77
Union Pacific Corp.	3,193,900	536,575	.77
United Parcel Service, Inc., Class B	5,365,000	563,754	.80
Waste Management, Inc.	11,639,500	522,264	.75
Other securities		2,613,028	3.74
		7,653,719	10.95

14	The Investment Company of America

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Consumer discretionary 11.03%
Amazon.com, Inc.[1]	2,425,000	$967,066	1.38%
General Motors Co.[1]	19,669,309	803,885	1.15
Home Depot, Inc.	11,750,000	967,495	1.38
Johnson Controls, Inc.	19,794,700	1,015,468	1.45
NIKE, Inc., Class B	7,156,200	562,764	.81
Time Warner Inc.	8,104,000	565,011	.81
Other securities		2,830,918	4.05
		7,712,607	11.03

Consumer staples 9.48%
Altria Group, Inc.	33,945,000	1,303,149	1.86
Coca-Cola Co.	13,606,600	562,089	.80
CVS/Caremark Corp.	6,466,652	462,818	.66
Philip Morris International Inc.	22,804,572	1,986,962	2.84
Other securities		2,317,449	3.32
		6,632,467	9.48

Health care 15.01%
AbbVie Inc.	25,158,000	1,328,594	1.90
Aetna Inc.	9,203,000	631,234	.90
Amgen Inc.	18,557,703	2,118,547	3.03
Gilead Sciences, Inc.[1]	31,535,800	2,369,915	3.39
UnitedHealth Group Inc.	8,380,323	631,038	.90
Other securities		3,416,350	4.89
		10,495,678	15.01

Financials 4.19%
Capital One Financial Corp.	7,250,000	555,423	.80
Prudential Financial, Inc.	4,920,000	453,722	.65
Other securities		1,918,928	2.74
		2,928,073	4.19

Information technology 16.80%
Accenture PLC, Class A	7,139,560	587,015	.84
Apple Inc.	1,608,000	902,265	1.29
Google Inc., Class A1	1,441,998	1,616,062	2.31
Hewlett-Packard Co.	42,052,183	1,176,620	1.68
Microsoft Corp.	31,352,100	1,173,509	1.68
Oracle Corp.	48,264,800	1,846,611	2.64
Samsung Electronics Co. Ltd.	485,000	630,521	.90
Texas Instruments Inc.	26,325,000	1,155,931	1.65
Western Union Co.[2]	35,700,000	615,825	.88
Other securities		2,045,887	2.93
		11,750,246	16.80

The Investment Company of America	15

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Telecommunication services 6.60%
AT&T Inc.	18,000,000	$632,880	.91%
CenturyLink, Inc.	21,466,000	683,692	.98
SoftBank Corp.	11,319,500	988,884	1.41
Verizon Communications Inc.	27,531,557	1,352,901	1.93
Vodafone Group PLC	225,658,000	885,618
Vodafone Group PLC (ADR)	1,875,000	73,706	1.37
		4,617,681	6.60

Utilities 3.09%
Dominion Resources, Inc.	9,403,824	608,333	.87
Exelon Corp.	32,636,800	893,922	1.28
Other securities		656,509	.94
		2,158,764	3.09

Miscellaneous 3.77%
Other common stocks in initial period of acquisition		2,633,018	3.77

Total common stocks (cost: $40,410,693,000)		66,499,478	95.11

Convertible securities 0.07%
Materials 0.07%
Other securities	49,319	.07

Total convertible securities (cost: $75,345,000)	49,319	.07

Bonds, notes & other debt instruments 0.14%
Other 0.14%
Other securities	95,719	.14

Total bonds, notes & other debt instruments (cost: $88,390,000)	95,719	.14

Short-term securities 4.49%	Principal amount (000)
Fannie Mae 0.09%–0.16% due 1/13–11/17/2014	$549,700	549,452	.78
Federal Home Loan Bank 0.05%–0.16% due 1/2–9/16/2014	720,597	720,396	1.03
Freddie Mac 0.06%–0.17% due 1/14–11/4/2014	1,403,780	1,403,206	2.01
Other securities		468,767	.67

Total short-term securities (cost: $3,141,557,000)		3,141,821	4.49
Total investment securities (cost: $43,715,985,000)		69,786,337	99.81
Other assets less liabilities		134,319	.19

Net assets		$69,920,656	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $239,854,000, which represented .34% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes a portion of a security which was pledged as collateral. The total value of pledged collateral was $1,062,000, which represented less than .01% of the net assets of the fund.

16	The Investment Company of America

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $104,358,000 over the prior six-month period.

			Contract amount		Unrealized depreciation at
			Receive	Deliver	12/31/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	1/17/2014	HSBC Bank	$22,568	€16,600	$(269)
Swiss francs	1/14/2014	Bank of America, N.A.	$82,927	CHF74,800	(935)
					$(1,204)

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended December 31, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 12/31/2013 (000)
Western Union Co.	—	35,700,000	—	35,700,000	$10,066	$615,825
Masco Corp.[3]	22,329,069	—	19,329,069	3,000,000	2,908	—
R.R. Donnelley & Sons Co.[3]	10,135,000	—	10,135,000	—	5,437	—
					$18,411	$615,825

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Unaffiliated issuer at 12/31/2013.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CHF = Swiss francs

€ = Euros

See Notes to Financial Statements

The Investment Company of America	17

Financial statements

Statement of assets and liabilities at December 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $43,139,677)	$69,170,512
Affiliated issuer (cost: $576,308)	615,825	$69,786,337
Cash		143
Receivables for:
Sales of investments	127,043
Sales of fund’s shares	53,535
Dividends and interest	124,470	305,048
		70,091,528
Liabilities:
Unrealized depreciation on open forward currency contracts		1,204
Payables for:
Purchases of investments	30,531
Repurchases of fund’s shares	95,037
Investment advisory services	13,960
Services provided by related parties	22,315
Trustees’ deferred compensation	7,107
Other	718	169,668
Net assets at December 31, 2013		$69,920,656

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,826,232
Undistributed net investment income		56,154
Distributions in excess of net realized gain		(31,512)
Net unrealized appreciation		26,069,782
Net assets at December 31, 2013		$69,920,656

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,906,319 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$55,031,956	1,499,664	$36.70
Class B	461,074	12,605	36.58
Class C	1,790,625	49,163	36.42
Class F-1	2,366,391	64,597	36.63
Class F-2	1,106,503	30,161	36.69
Class 529-A	2,030,330	55,420	36.64
Class 529-B	69,951	1,912	36.60
Class 529-C	471,008	12,891	36.54
Class 529-E	77,314	2,115	36.55
Class 529-F-1	50,629	1,383	36.61
Class R-1	86,770	2,378	36.49
Class R-2	698,266	19,117	36.53
Class R-3	911,461	24,902	36.60
Class R-4	909,410	24,828	36.63
Class R-5	853,805	23,274	36.69
Class R-6	3,005,163	81,909	36.69

See Notes to Financial Statements

18	The Investment Company of America

Statement of operations for the year ended December 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $18,932; also includes $18,411 from affiliates)	$1,465,345
Interest	30,864	$1,496,209
Fees and expenses*:
Investment advisory services	152,106
Distribution services	163,339
Transfer agent services	71,047
Administrative services	11,451
Reports to shareholders	2,509
Registration statement and prospectus	604
Trustees’ compensation	1,471
Auditing and legal	167
Custodian	884
State and local taxes	141
Other	2,604	406,323
Net investment income		1,089,886

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (includes $189,027 net gain from affiliates)	4,619,965
Forward currency contracts	(4,637)
Currency transactions	(5,797)	4,609,531
Net unrealized appreciation (depreciation) on:
Investments	12,018,209
Forward currency contracts	(1,204)
Currency translations	406	12,017,411
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		16,626,942

Net increase in net assets resulting from operations		$17,716,828

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

The Investment Company of America	19

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31
	2013	2012

Operations:
Net investment income	$1,089,886	$1,138,918
Net realized gain on investments, forward currency contracts and currency transactions	4,609,531	1,299,980
Net unrealized appreciation on investments, forward currency contracts and currency translations	12,017,411	5,802,178
Net increase in net assets resulting from operations	17,716,828	8,241,076

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,120,099)	(1,351,622)
Distributions from net realized gain on investments	(4,478,432)	(781,791)
Total dividends and distributions paid to shareholders	(5,598,531)	(2,133,413)

Net capital share transactions	607,415	(3,668,713)

Total increase in net assets	12,725,712	2,438,950

Net assets:
Beginning of year	57,194,944	54,755,994
End of year (including undistributed net investment income: $56,154 and $92,244, respectively)	$69,920,656	$57,194,944

See Notes to Financial Statements

20	The Investment Company of America

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on the potential for capital appreciation and future dividends than on current yield.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Investment Company of America	21

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of

22	The Investment Company of America

the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2013 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$7,137,463	$—	$—	$7,137,463
Materials	2,779,762	—	—	2,779,762
Industrials	7,653,719	—	—	7,653,719
Consumer discretionary	7,712,607	—	—	7,712,607
Consumer staples	6,632,467	—	—	6,632,467
Health care	10,495,678	—	—	10,495,678
Financials	2,928,073	—	—	2,928,073
Information technology	11,750,246	—	—	11,750,246
Telecommunication services	4,617,681	—	—	4,617,681
Utilities	2,158,764	—	—	2,158,764
Miscellaneous	2,633,018	—	—	2,633,018
Convertible securities	—	49,319	—	49,319
Bonds, notes & other debt instruments	—	95,719	—	95,719
Short-term securities	—	3,141,821	—	3,141,821
Total	$66,499,478	$3,286,859	$—	$69,786,337

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(1,204)	$—	$(1,204)

*	Securities with a value of $7,088,749,000, which represented 10.14% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

The Investment Company of America	23

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers of securities held by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The tables on the following page present the financial statement impacts resulting from the fund’s use of forward currency contracts as of December 31, 2013 (dollars in thousands):

24	The Investment Company of America

	Asset		Liability
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$1,204

	Net realized loss		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized loss on forward currency contracts	$4,637	Net unrealized depreciation on forward currency contracts	$1,204

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010 and by state tax authorities for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2013, the fund reclassified $5,797,000 from undistributed net investment income to distributions in excess of net realized gain, $80,000 from undistributed net investment income and $168,408,000 from distributions in excess of net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$91,279
Post-October capital loss deferral*	(32,658)
Gross unrealized appreciation on investment securities	26,998,851
Gross unrealized depreciation on investment securities	(957,404)
Net unrealized appreciation on investment securities	26,041,447
Cost of investment securities	43,744,890

*This deferral is considered incurred in the subsequent year.

The Investment Company of America	25

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2013			Year ended December 31, 2012
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$898,154	$3,524,457	$4,422,611	$1,071,006	$609,471	$1,680,477
Class B	4,674	29,574	34,248	9,875	7,562	17,437
Class C	16,802	115,255	132,057	26,640	22,282	48,922
Class F-1	35,803	151,778	187,581	44,021	25,194	69,215
Class F-2	19,215	72,114	91,329	18,360	10,625	28,985
Class 529-A	30,756	129,369	160,125	35,107	21,292	56,399
Class 529-B	618	4,483	5,101	1,300	1,113	2,413
Class 529-C	3,957	30,156	34,113	5,636	5,099	10,735
Class 529-E	1,021	4,966	5,987	1,246	841	2,087
Class 529-F-1	845	3,209	4,054	881	498	1,379
Class R-1	804	5,559	6,363	1,243	1,016	2,259
Class R-2	6,739	44,862	51,601	9,632	8,027	17,659
Class R-3	12,066	58,476	70,542	15,612	10,228	25,840
Class R-4	14,438	58,105	72,543	16,637	9,624	26,261
Class R-5	15,941	54,504	70,445	19,488	9,503	28,991
Class R-6	58,266	191,565	249,831	74,938	39,416	114,354
Total	$1,120,099	$4,478,432	$5,598,531	$1,351,622	$781,791	$2,133,413

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2013, the investment advisory services fee was $152,106,000, which was equivalent to an annualized rate of 0.241% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

26	The Investment Company of America

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the year ended December 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$115,265	$57,793	$4,977	Not applicable
Class B	4,949	624	Not applicable	Not applicable
Class C	17,079	2,034	859	Not applicable
Class F-1	5,093	2,640	1,020	Not applicable
Class F-2	Not applicable	1,042	470	Not applicable
Class 529-A	3,977	1,613	896	$1,754
Class 529-B	748	80	38	74
Class 529-C	4,171	409	210	412
Class 529-E	347	41	35	68
Class 529-F-1	—	39	22	42
Class R-1	791	85	40	Not applicable
Class R-2	4,754	2,064	320	Not applicable
Class R-3	4,129	1,383	415	Not applicable
Class R-4	2,036	814	408	Not applicable
Class R-5	Not applicable	379	385	Not applicable
Class R-6	Not applicable	7	1,356	Not applicable
Total class-specific expenses	$163,339	$71,047	$11,451	$2,350

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,471,000 in the fund’s statement of operations includes $426,000 in current fees (either paid in cash or deferred) and a net increase of $1,045,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

The Investment Company of America	27

8. Warrants

As of December 31, 2013, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2013, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the year ended December 31, 2013 and there were 25 warrants exercised during the year ended December 31, 2012.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013
Class A	$2,576,535	74,668	$4,285,280	119,187	$(5,856,875)	(169,755)	$1,004,940	24,100
Class B	6,700	193	33,990	946	(234,543)	(6,895)	(193,853)	(5,756)
Class C	205,242	5,976	129,425	3,614	(499,996)	(14,511)	(165,329)	(4,921)
Class F-1	564,466	16,284	184,356	5,132	(608,802)	(17,997)	140,020	3,419
Class F-2	294,908	8,484	84,767	2,358	(216,272)	(6,208)	163,403	4,634
Class 529-A	178,365	5,185	160,077	4,458	(209,953)	(6,082)	128,489	3,561
Class 529-B	1,172	34	5,099	142	(33,085)	(965)	(26,814)	(789)
Class 529-C	43,786	1,273	34,101	949	(59,218)	(1,722)	18,669	500
Class 529-E	6,673	194	5,987	167	(9,979)	(288)	2,681	73
Class 529-F-1	9,313	268	4,054	113	(7,600)	(217)	5,767	164
Class R-1	14,722	432	6,353	177	(22,163)	(649)	(1,088)	(40)
Class R-2	127,014	3,715	51,541	1,435	(187,554)	(5,489)	(8,999)	(339)
Class R-3	175,244	5,152	70,468	1,962	(236,349)	(6,906)	9,363	208
Class R-4	160,254	4,684	72,506	2,020	(184,341)	(5,296)	48,419	1,408
Class R-5	116,731	3,365	70,368	1,960	(176,710)	(5,153)	10,389	172
Class R-6	703,791	20,489	249,831	6,968	(1,482,264)	(44,890)	(528,642)	(17,433)
Total net increase (decrease)	$5,184,916	150,396	$5,448,203	151,588	$(10,025,704)	(293,023)	$607,415	8,961

Year ended December 31, 2012
Class A	$2,174,749	73,644	$1,615,317	53,779	$(6,701,282)	(226,250)	$(2,911,216)	(98,827)
Class B	7,619	260	17,272	577	(394,365)	(13,507)	(369,474)	(12,670)
Class C	130,503	4,448	47,679	1,596	(516,276)	(17,641)	(338,094)	(11,597)
Class F-1	638,424	21,717	67,835	2,262	(798,017)	(27,302)	(91,758)	(3,323)
Class F-2	237,373	7,947	26,777	892	(166,548)	(5,596)	97,602	3,243
Class 529-A	181,153	6,153	56,376	1,879	(193,436)	(6,533)	44,093	1,499
Class 529-B	1,600	54	2,413	80	(45,368)	(1,550)	(41,355)	(1,416)
Class 529-C	43,544	1,483	10,724	358	(56,394)	(1,913)	(2,126)	(72)
Class 529-E	6,280	214	2,085	70	(8,484)	(287)	(119)	(3)
Class 529-F-1	8,346	282	1,378	46	(7,063)	(239)	2,661	89
Class R-1	15,321	524	2,255	75	(27,662)	(937)	(10,086)	(338)
Class R-2	124,036	4,217	17,641	589	(197,834)	(6,721)	(56,157)	(1,915)
Class R-3	162,790	5,547	25,806	861	(265,357)	(8,976)	(76,761)	(2,568)
Class R-4	153,761	5,196	26,249	875	(208,799)	(7,071)	(28,789)	(1,000)
Class R-5	82,906	2,815	28,957	965	(259,411)	(8,771)	(147,548)	(4,991)
Class R-6	569,190	19,132	114,353	3,808	(423,129)	(14,298)	260,414	8,642
Total net increase (decrease)	$4,537,595	153,633	$2,063,117	68,712	$(10,269,425)	(347,592)	$(3,668,713)	(125,247)

*Includes exchanges between share classes of the fund.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,162,591,000 and $16,380,306,000, respectively, during the year ended December 31, 2013.

28	The Investment Company of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2013	$30.16	$.61	$9.07	$9.68	$(.63)	$(2.51)	$(3.14)	$36.70	32.42%	$55,032.61%		1.76%
Year ended 12/31/2012	27.09	.60	3.61	4.21	(.72)	(.42)	(1.14)	30.16	15.60	44,501.62		2.02
Year ended 12/31/2011	28.16	.57	(1.06)	(.49)	(.58)	—	(.58)	27.09	(1.76)	42,643.61		2.05
Year ended 12/31/2010	25.95	.55	2.22	2.77	(.56)	—	(.56)	28.16	10.86	48,789.61		2.12
Year ended 12/31/2009	20.96	.52	5.04	5.56	(.57)	—	(.57)	25.95	27.18	49,136.66		2.32
Class B:
Year ended 12/31/2013	30.06	.34	9.04	9.38	(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37	1.00
Year ended 12/31/2012	26.99	.37	3.60	3.97	(.48)	(.42)	(.90)	30.06	14.74	552	1.38	1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.35)	—	(.35)	26.99	(2.53)	838	1.38	1.27
Year ended 12/31/2010	25.84	.35	2.21	2.56	(.35)	—	(.35)	28.05	10.03	1,431	1.38	1.36
Year ended 12/31/2009	20.87	.35	5.02	5.37	(.40)	—	(.40)	25.84	26.19	2,017	1.43	1.57
Class C:
Year ended 12/31/2013	29.95	.33	9.00	9.33	(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41	.95
Year ended 12/31/2012	26.90	.36	3.59	3.95	(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43	1.21
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)	(.35)	—	(.35)	26.90	(2.58)	1,767	1.42	1.24
Year ended 12/31/2010	25.78	.34	2.20	2.54	(.35)	—	(.35)	27.97	9.95	2,212	1.43	1.31
Year ended 12/31/2009	20.82	.34	5.01	5.35	(.39)	—	(.39)	25.78	26.20	2,243	1.46	1.53
Class F-1:
Year ended 12/31/2013	30.11	.58	9.06	9.64	(.61)	(2.51)	(3.12)	36.63	32.32	2,366.68		1.68
Year ended 12/31/2012	27.04	.58	3.62	4.20	(.71)	(.42)	(1.13)	30.11	15.58	1,842.67		1.98
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.84)	1,744.66		2.01
Year ended 12/31/2010	25.92	.54	2.21	2.75	(.55)	—	(.55)	28.12	10.78	1,558.66		2.07
Year ended 12/31/2009	20.93	.51	5.05	5.56	(.57)	—	(.57)	25.92	27.21	1,209.68		2.31
Class F-2:
Year ended 12/31/2013	30.15	.68	9.07	9.75	(.70)	(2.51)	(3.21)	36.69	32.69	1,107.41		1.96
Year ended 12/31/2012	27.08	.67	3.61	4.28	(.79)	(.42)	(1.21)	30.15	15.86	770.40		2.25
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)	(.64)	—	(.64)	27.08	(1.54)	604.40		2.27
Year ended 12/31/2010	25.95	.61	2.21	2.82	(.62)	—	(.62)	28.15	11.07	669.39		2.34
Year ended 12/31/2009	20.96	.56	5.06	5.62	(.63)	—	(.63)	25.95	27.50	533.42		2.37
Class 529-A:
Year ended 12/31/2013	30.11	.57	9.07	9.64	(.60)	(2.51)	(3.11)	36.64	32.32	2,030.71		1.66
Year ended 12/31/2012	27.05	.57	3.60	4.17	(.69)	(.42)	(1.11)	30.11	15.47	1,562.72		1.93
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)	(.56)	—	(.56)	27.05	(1.84)	1,362.70		1.97
Year ended 12/31/2010	25.92	.53	2.22	2.75	(.55)	—	(.55)	28.12	10.77	1,362.68		2.05
Year ended 12/31/2009	20.93	.50	5.04	5.54	(.55)	—	(.55)	25.92	27.12	1,173.73		2.24
Class 529-B:
Year ended 12/31/2013	30.07	.30	9.04	9.34	(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50	.87
Year ended 12/31/2012	27.00	.33	3.60	3.93	(.44)	(.42)	(.86)	30.07	14.58	81	1.52	1.12
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)	(.33)	—	(.33)	27.00	(2.63)	111	1.50	1.16
Year ended 12/31/2010	25.86	.33	2.20	2.53	(.33)	—	(.33)	28.06	9.87	165	1.48	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	—	(.38)	25.86	26.07	201	1.53	1.45
Class 529-C:
Year ended 12/31/2013	30.04	.30	9.04	9.34	(.33)	(2.51)	(2.84)	36.54	31.29	471	1.49	.88
Year ended 12/31/2012	26.99	.34	3.59	3.93	(.46)	(.42)	(.88)	30.04	14.59	372	1.50	1.14
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)	(.34)	—	(.34)	26.99	(2.62)	336	1.49	1.18
Year ended 12/31/2010	25.86	.33	2.21	2.54	(.34)	—	(.34)	28.06	9.91	352	1.47	1.26
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	—	(.38)	25.86	26.09	321	1.52	1.45
Class 529-E:
Year ended 12/31/2013	30.05	.49	9.03	9.52	(.51)	(2.51)	(3.02)	36.55	31.96	77.95		1.41
Year ended 12/31/2012	26.99	.49	3.61	4.10	(.62)	(.42)	(1.04)	30.05	15.23	61.97		1.68
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)	(.48)	—	(.48)	26.99	(2.15)	55.97		1.70
Year ended 12/31/2010	25.87	.46	2.21	2.67	(.47)	—	(.47)	28.07	10.46	57.97		1.76
Year ended 12/31/2009	20.89	.43	5.04	5.47	(.49)	—	(.49)	25.87	26.77	51	1.02	1.96

See footnotes on page 30.

The Investment Company of America	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-F-1:
Year ended 12/31/2013	$30.09	$.65	$9.05	$9.70	$(.67)	$(2.51)	$(3.18)	$36.61	32.59%	$51.49%			1.88%
Year ended 12/31/2012	27.03	.63	3.61	4.24	(.76)	(.42)	(1.18)	30.09	15.74	37.50			2.15
Year ended 12/31/2011	28.10	.61	(1.06)	(.45)	(.62)	—	(.62)	27.03	(1.62)	31.49			2.19
Year ended 12/31/2010	25.90	.59	2.21	2.80	(.60)	—	(.60)	28.10	11.00	28.47			2.26
Year ended 12/31/2009	20.92	.55	5.03	5.58	(.60)	—	(.60)	25.90	27.37	22.52			2.44
Class R-1:
Year ended 12/31/2013	30.01	.33	9.01	9.34	(.35)	(2.51)	(2.86)	36.49	31.36	87	1.40		.96
Year ended 12/31/2012	26.95	.36	3.60	3.96	(.48)	(.42)	(.90)	30.01	14.74	73	1.41		1.23
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)	(.36)	—	(.36)	26.95	(2.55)	74	1.41		1.25
Year ended 12/31/2010	25.83	.35	2.20	2.55	(.36)	—	(.36)	28.02	9.96	78	1.41		1.32
Year ended 12/31/2009	20.87	.34	5.02	5.36	(.40)	—	(.40)	25.83	26.18	66	1.44		1.52
Class R-2:
Year ended 12/31/2013	30.03	.34	9.04	9.38	(.37)	(2.51)	(2.88)	36.53	31.45	698	1.36		1.00
Year ended 12/31/2012	26.98	.37	3.59	3.96	(.49)	(.42)	(.91)	30.03	14.70	584	1.40		1.25
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)	(.36)	—	(.36)	26.98	(2.55)	577	1.41		1.25
Year ended 12/31/2010	25.85	.34	2.21	2.55	(.35)	—	(.35)	28.05	9.96	654	1.44		1.30
Year ended 12/31/2009	20.88	.32	5.03	5.35	(.38)	—	(.38)	25.85	26.08	621	1.52		1.45
Class R-3:
Year ended 12/31/2013	30.09	.48	9.05	9.53	(.51)	(2.51)	(3.02)	36.60	31.94	912.96			1.40
Year ended 12/31/2012	27.03	.49	3.60	4.09	(.61)	(.42)	(1.03)	30.09	15.19	743.98			1.67
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)	(.48)	—	(.48)	27.03	(2.11)	737.97			1.70
Year ended 12/31/2010	25.90	.46	2.21	2.67	(.47)	—	(.47)	28.10	10.45	827.97			1.77
Year ended 12/31/2009	20.92	.44	5.04	5.48	(.50)	—	(.50)	25.90	26.76	768	1.00		1.97
Class R-4:
Year ended 12/31/2013	30.11	.59	9.06	9.65	(.62)	(2.51)	(3.13)	36.63	32.37	909.65			1.72
Year ended 12/31/2012	27.04	.59	3.61	4.20	(.71)	(.42)	(1.13)	30.11	15.60	705.65			2.00
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)	(.57)	—	(.57)	27.04	(1.83)	660.65			2.02
Year ended 12/31/2010	25.91	.54	2.22	2.76	(.55)	—	(.55)	28.12	10.82	681.65			2.08
Year ended 12/31/2009	20.93	.50	5.05	5.55	(.57)	—	(.57)	25.91	27.16	624.68			2.21
Class R-5:
Year ended 12/31/2013	30.15	.70	9.07	9.77	(.72)	(2.51)	(3.23)	36.69	32.77	854.35			2.02
Year ended 12/31/2012	27.08	.68	3.61	4.29	(.80)	(.42)	(1.22)	30.15	15.92	697.35			2.28
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)	(.65)	—	(.65)	27.08	(1.50)	761.35			2.31
Year ended 12/31/2010	25.94	.61	2.23	2.84	(.63)	—	(.63)	28.15	11.14	895.35			2.33
Year ended 12/31/2009	20.95	.58	5.04	5.62	(.63)	—	(.63)	25.94	27.57	2,123.38			2.62
Class R-6:
Year ended 12/31/2013	30.15	.71	9.08	9.79	(.74)	(2.51)	(3.25)	36.69	32.84	3,005.30			2.07
Year ended 12/31/2012	27.08	.69	3.62	4.31	(.82)	(.42)	(1.24)	30.15	15.98	2,995.30			2.34
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)	(.67)	—	(.67)	27.08	(1.45)	2,456.30			2.37
Year ended 12/31/2010	25.95	.63	2.21	2.84	(.64)	—	(.64)	28.15	11.16	2,330.30			2.45
Period from 5/1/2009 to 12/31/2009[3,4]	20.70	.40	5.30	5.70	(.45)	—	(.45)	25.95	27.76	534.33		[5]	2.52	[5]

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	24%	21%	28%	23%	28%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class R-6 shares were offered beginning May 1, 2009.
[5]	Annualized.

See Notes to Financial Statements

30	The Investment Company of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2009 were audited by other auditors whose report, dated February 8, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Investment Company of America as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 6, 2014

The Investment Company of America	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	The Investment Company of America

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,177.37	$3.29	.60%
Class A — assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B — actual return	1,000.00	1,172.61	7.45	1.36
Class B — assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C — actual return	1,000.00	1,172.25	7.67	1.40
Class C — assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F-1 — actual return	1,000.00	1,176.59	3.68	.67
Class F-1 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 — actual return	1,000.00	1,178.52	2.25	.41
Class F-2 — assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-A — actual return	1,000.00	1,176.73	3.84	.70
Class 529-A — assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B — actual return	1,000.00	1,172.08	8.16	1.49
Class 529-B — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C — actual return	1,000.00	1,172.06	8.10	1.48
Class 529-C — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E — actual return	1,000.00	1,175.05	5.21	.95
Class 529-E — assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-F-1 — actual return	1,000.00	1,177.82	2.63	.48
Class 529-F-1 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 — actual return	1,000.00	1,172.42	7.67	1.40
Class R-1 — assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 — actual return	1,000.00	1,172.76	7.45	1.36
Class R-2 — assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-3 — actual return	1,000.00	1,175.08	5.26	.96
Class R-3 — assumed 5% return	1,000.00	1,020.37	4.89	.96
Class R-4 — actual return	1,000.00	1,177.11	3.57	.65
Class R-4 — assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 — actual return	1,000.00	1,178.85	1.92	.35
Class R-5 — assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 — actual return	1,000.00	1,178.81	1.65	.30
Class R-6 — assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Investment Company of America	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2013:

Long-term capital gains	$4,543,871,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$1,681,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

34	The Investment Company of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Louise H. Bryson, 69	1999	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None
Mary Anne Dolan, 66 Chairman of the Board (Independent and Non-Executive)	2000	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 67	2008	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	2002	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
William D. Jones, 58	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	8	Sempra Energy
L. Daniel Jorndt, 72	2006	Retired	4	None
William H. Kling, 71	2010	President Emeritus and former CEO, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 64	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 69	1993	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None

Steven B. Sample, Ph.D., a trustee of the fund since 2010, retired from the board on December 31, 2013. The trustees thank Dr. Sample for his dedication and service to the fund.

“Interested” trustee4,5

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James B. Lovelace, 57 Vice Chairman of the Board	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Donald D. O’Neal, 53 President	1994	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	25	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The Investment Company of America	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Joyce E. Gordon, 57 Senior Vice President	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Paul F. Roye, 60 Senior Vice President	2008	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[6]
Christopher D. Buchbinder, 42 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Herbert Y. Poon, 41 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Jessica Chase Spaly, 37 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[6]
Michael W. Stockton, 46 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 44 Treasurer	2008	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Raymond F. Sullivan, Jr., 56 Assistant Secretary	2008	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 39 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund are elected on an annual basis.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed, with the exception of Jessica Chase Spaly, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Investment Company of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2013, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$89,000
2013	$94,000

b) Audit-Related Fees:
2012	$19,000
2013	$25,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,055,000
2013	$1,020,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$34,000
2013	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,587,000 for fiscal year 2012 and $1,471,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America® Investment portfolio December 31, 2013

Common stocks 95.11%
		Value
Energy 10.21%	Shares	(000)

Apache Corp.	2,150,000	$ 184,771
Baker Hughes Inc.	9,950,000	549,837
BG Group PLC	5,880,000	126,337
BP PLC	130,818,747	1,057,259
BP PLC (ADR)	620,500	30,163
Canadian Natural Resources, Ltd.	4,165,000	140,918
Chevron Corp.	3,016,000	376,729
ConocoPhillips	12,925,000	913,151
Devon Energy Corp.	5,230,000	323,580
Eni SpA	14,657,000	352,662
EOG Resources, Inc.	2,872,200	482,070
Halliburton Co.	3,464,576	175,827
Kinder Morgan, Inc.	5,700,000	205,200
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	2,380,000	34,962
Royal Dutch Shell PLC, Class A (ADR)	7,478,700	533,007
Royal Dutch Shell PLC, Class B	10,000,000	377,557
Schlumberger Ltd.	9,662,999	870,733
Southwestern Energy Co.[1]	10,239,000	402,700
		7,137,463

Materials 3.98%

ArcelorMittal	7,540,000	134,535
Barrick Gold Corp.	1,725,000	30,412
Dow Chemical Co.	30,075,000	1,335,330
International Flavors & Fragrances Inc.	3,006,500	258,499
Newmont Mining Corp.	2,375,000	54,696
POSCO	77,188	23,880
Praxair, Inc.	4,151,500	539,820
Rio Tinto PLC	4,957,000	279,870
United States Steel Corp.	4,160,000	122,720
		2,779,762

Industrials 10.95%

CSX Corp.	28,881,620	830,924
Cummins Inc.	2,175,000	306,610
Danaher Corp.	3,800,000	293,360
Dover Corp.	888,500	85,776
Emerson Electric Co.	2,130,000	149,483
European Aeronautic Defence and Space Co. EADS NV1	2,235,000	171,599
General Dynamics Corp.	15,027,800	1,435,906
General Electric Co.	21,875,000	613,156
Illinois Tool Works Inc.	6,400,000	538,112
Lockheed Martin Corp.	1,000,000	148,660
Masco Corp.	3,000,000	68,310
PACCAR Inc	1,025,000	60,649
Common stocks
		Value
Industrials (continued)	Shares	(000)

Rockwell Automation	1,100,000	$ 129,976
Schneider Electric SA	2,928,230	255,399
Textron Inc.	7,530,200	276,810
Union Pacific Corp.	3,193,900	536,575
United Continental Holdings, Inc.[1]	8,450,000	319,664
United Parcel Service, Inc., Class B	5,365,000	563,754
United Technologies Corp.	3,046,852	346,732
Waste Management, Inc.	11,639,500	522,264
		7,653,719

Consumer discretionary 11.03%

Amazon.com, Inc.[1]	2,425,000	967,066
Comcast Corp., Class A	7,593,400	394,591
Comcast Corp., Class A, special nonvoting shares	6,000,000	299,280
Daimler AG	960,000	83,070
DIRECTV[1]	2,500,000	172,725
Ford Motor Co.	9,500,000	146,585
General Motors Co.[1]	19,669,309	803,885
Home Depot, Inc.	11,750,000	967,495
Johnson Controls, Inc.	19,794,700	1,015,468
Kohl’s Corp.	2,794,000	158,560
Las Vegas Sands Corp.	3,430,000	270,524
NIKE, Inc., Class B	7,156,200	562,764
Nissan Motor Co., Ltd.	6,045,000	50,743
Nordstrom, Inc.	1,500,000	92,700
Time Warner Cable Inc.	313,116	42,427
Time Warner Inc.	8,104,000	565,011
Twenty-First Century Fox, Inc., Class A	11,690,000	411,254
Wynn Resorts, Ltd.	1,853,135	359,897
YUM! Brands, Inc.	4,610,000	348,562
		7,712,607

Consumer staples 9.48%

Altria Group, Inc.	33,945,000	1,303,149
Anheuser-Busch InBev NV	2,208,000	234,681
Coca-Cola Co.	13,606,600	562,089
ConAgra Foods, Inc.	5,521,100	186,061
CVS/Caremark Corp.	6,466,652	462,818
General Mills, Inc.	3,920,000	195,647
Kellogg Co.	1,868,068	114,083
Kraft Foods Group, Inc.	6,124,722	330,245
Lorillard, Inc.	1,530,000	77,540
Mead Johnson Nutrition Co.	3,130,000	262,169
Mondelez International, Inc.	11,825,000	417,423
PepsiCo, Inc.	5,220,000	432,947
Philip Morris International Inc.	22,804,572	1,986,962
Reynolds American Inc.	1,333,332	66,653
		6,632,467

Health care 15.01%

Abbott Laboratories	6,635,000	254,320
AbbVie Inc.	25,158,000	1,328,594
Aetna Inc.	9,203,000	631,234
Common stocks
		Value
Health care (continued)	Shares	(000)

Alexion Pharmaceuticals, Inc.[1]	2,772,000	$ 368,842
Allergan, Inc.	1,690,000	187,725
Amgen Inc.	18,557,703	2,118,547
Bayer AG	1,831,500	256,873
Biogen Idec Inc.[1]	1,120,000	313,320
Boston Scientific Corp.[1]	11,313,608	135,990
Express Scripts Holding Co.[1]	4,403,800	309,323
Gilead Sciences, Inc.[1]	31,535,800	2,369,915
GlaxoSmithKline PLC	6,000,000	160,114
Humana Inc.	3,620,000	373,656
Johnson & Johnson	600,000	54,954
Merck & Co., Inc.	2,800,000	140,140
Novartis AG	3,345,000	266,985
Novartis AG (ADR)	256,556	20,622
Novo Nordisk A/S, Class B	1,100,000	201,632
St. Jude Medical, Inc.	6,002,479	371,854
UnitedHealth Group Inc.	8,380,323	631,038
		10,495,678

Financials 4.19%

Berkshire Hathaway Inc., Class B1	865,000	102,554
Capital One Financial Corp.	7,250,000	555,423
Citigroup Inc.	4,950,000	257,945
Credit Suisse Group AG	10,102,909	308,846
Deutsche Bank AG	390,625	18,634
Goldman Sachs Group, Inc.	1,265,097	224,251
HSBC Holdings PLC	4,869,240	53,411
HSBC Holdings PLC (HKD denominated)	10,000,000	108,520
HSBC Holdings PLC (ADR)	1,529,416	84,317
JPMorgan Chase & Co.	5,180,000	302,926
Prudential Financial, Inc.	4,920,000	453,722
Prudential PLC	5,370,000	119,159
Société Générale	3,432,877	199,389
U.S. Bancorp	3,440,000	138,976
		2,928,073

Information technology 16.80%

Accenture PLC, Class A	7,139,560	587,015
Adobe Systems Inc.[1]	3,130,000	187,424
Apple Inc.	1,608,000	902,265
ASML Holding NV	3,750,000	351,010
Automatic Data Processing, Inc.	3,323,043	268,535
Broadcom Corp., Class A	2,200,000	65,230
Google Inc., Class A1	1,441,998	1,616,062
Hewlett-Packard Co.	42,052,183	1,176,620
Intel Corp.	4,840,000	125,646
International Business Machines Corp.	1,534,741	287,871
KLA-Tencor Corp.	6,276,900	404,609
Linear Technology Corp.	4,100,000	186,755
Maxim Integrated Products, Inc.	2,757,700	76,967
Microsoft Corp.	31,352,100	1,173,509
Oracle Corp.	48,264,800	1,846,611
Samsung Electronics Co. Ltd.	485,000	630,521
Common stocks
		Value
Information technology (continued)	Shares	(000)

Texas Instruments Inc.	26,325,000	$ 1,155,931
Western Union Co.[2]	35,700,000	615,825
Xilinx, Inc.	2,000,000	91,840
		11,750,246

Telecommunication services 6.60%

AT&T Inc.	18,000,000	632,880
CenturyLink, Inc.	21,466,000	683,692
SoftBank Corp.	11,319,500	988,884
Verizon Communications Inc.	27,531,557	1,352,901
Vodafone Group PLC	225,658,000	885,618
Vodafone Group PLC (ADR)	1,875,000	73,706
		4,617,681

Utilities 3.09%

Dominion Resources, Inc.	9,403,824	608,333
Exelon Corp.	32,636,800	893,922
FirstEnergy Corp.	7,988,025	263,445
GDF SUEZ	6,360,990	149,595
NextEra Energy, Inc.	300,000	25,686
PG&E Corp.	2,225,000	89,623
Public Service Enterprise Group Inc.	4,000,000	128,160
		2,158,764

Miscellaneous 3.77%

Other common stocks in initial period of acquisition		2,633,018
Total common stocks (cost: $40,410,693,000)		66,499,478

Convertible securities 0.07%
	Principal amount
Materials 0.07%	(000)

ArcelorMittal 5.00% convertible debenture 2014	$48,620	49,319
Total convertible securities (cost: $75,345,000)		49,319
Bonds, notes & other debt instruments 0.14%

Financials 0.10%

JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[3]	62,936	69,451
U.S. Treasury bonds & notes 0.04%

U.S. Treasury 0.25% 2015[4]	22,000	22,012
U.S. Treasury 4.25% 2015	4,000	4,256
		26,268

Total bonds, notes & other debt instruments (cost: $88,390,000)		95,719

	Principal amount	Value
Short-term securities 4.49%	(000)	(000)

Chariot Funding, LLC 0.30% due 2/21–2/27/2014[5]	$ 63,500	$ 63,490
Jupiter Securitization Co., LLC 0.30% due 2/21/2014[5]	50,000	49,988
Chevron Corp. 0.10% due 3/10–3/11/2014[5]	32,090	32,080
Fannie Mae 0.09%–0.16% due 1/13–11/17/2014	549,700	549,452
Federal Farm Credit Banks 0.10%–0.16% due 1/10–6/25/2014	90,855	90,828
Federal Home Loan Bank 0.05%–0.16% due 1/2–9/16/2014	720,597	720,396
Freddie Mac 0.06%–0.17% due 1/14–11/4/2014	1,403,780	1,403,206
General Electric Capital Corp. 0.10% due 1/3/2014	75,000	75,000
IBM Corp. 0.05% due 1/27/2014[5]	30,000	29,999
Private Export Funding Corp. 0.22% due 1/6/2014[5]	34,300	34,299
Procter & Gamble Co. 0.10% due 2/10/2014[5]	30,000	29,998
U.S. Treasury Bill 0.131% due 5/29/2014	37,500	37,491
Wells Fargo & Co. 0.13% due 2/20/2014	25,600	25,594
Total short-term securities (cost $3,141,557,000)		3,141,821
Total investment securities (cost: $43,715,985,000)		69,786,337
Other assets less liabilities		134,319
Net assets		$69,920,656

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Coupon rate may change periodically.

4A portion of this security was pledged as collateral. The total value of pledged collateral was $1,062,000, which represented less than .01% of the net assets of the fund.

5Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $239,854,000, which represented ..34% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

HKD = Hong Kong dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-004-0214O-S37694

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

The Investment Company of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the “Fund”) as of December 31, 2013, and for the year then ended and have issued our report thereon dated February 6, 2014, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 6, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: February 28, 2014

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2014